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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


  KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a trustee or officer, or both, of PRESIDIO GOLF TRUST, a Maryland real estate investment trust (the "Company"), does hereby constitute and appoint Peter J. Nanula and George T. Haworth, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file or deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act") and any requirements of the Securities and Exchange Commission in respect thereto, relating to the Company's Registration Statement on Form S-11, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as trustee or officer, or both, of the Company, as indicated below his signature, to the Registration Statement on Form S-11 or any amendments or papers supplemental thereto, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act or any amendments or paper supplemental thereto, and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, each of the undersigned has subscribed these presents, this 12th day of May, 1998.




/s/ Peter J. Nanula                                         /s/ George T. Haworth
---------------------------------------------------         ---------------------------------------------------
Peter J. Nanula, President, Chief Executive                 George T. Haworth, Executive Vice President and
Officer, and Trustee (Principal Executive Officer)          Chief Financial Officer (Principal Financial and
                                                            Accounting Officer)